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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned hereby constitute Charles W. Cramb and John M. Coleman, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 1997, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

     WITNESS Our Hand and Seal on the Date set forth below.

                     SIGNATURES                                        TITLE                       DATE
                     ----------                                        -----                       ----

                   ALFRED M. ZEIEN                             Chairman of the Board          March 19, 1998
-----------------------------------------------------  of Directors, Chief Executive Officer
                   Alfred M. Zeien                                 and Director

                  MICHAEL C. HAWLEY                     President, Chief Operating Officer    March 19, 1998
-----------------------------------------------------              and Director
                  Michael C. Hawley

                 JOSEPH E. MULLANEY                      Vice Chairman of the Board, Chief    March 19, 1998
-----------------------------------------------------       Legal Officer and Director
                 Joseph E. Mullaney

                  CHARLES W. CRAMB                         Senior Vice President, Chief       March 19, 1998
-----------------------------------------------------          Financial Officer and
                  Charles W. Cramb                         Principal Accounting Officer

                  WARREN E. BUFFETT                                  Director                 March 19, 1998
-----------------------------------------------------
                  Warren E. Buffett

                   WILBUR H. GANTZ                                   Director                 March 19, 1998
-----------------------------------------------------
                   Wilbur H. Gantz

                 MICHAEL B. GIFFORD                                  Director                 March 19, 1998
-----------------------------------------------------
                 Michael B. Gifford

                  CAROL R. GOLDBERG                                  Director                 March 19, 1998
-----------------------------------------------------
                  Carol R. Goldberg

                  HERBERT H. JACOBI                                  Director                 March 19, 1998
-----------------------------------------------------
                  Herbert H. Jacobi

                   HENRY R. KRAVIS                                   Director                 March 19, 1998
-----------------------------------------------------
                   Henry R. Kravis

                RICHARD R. PIVIROTTO                                 Director                 March 19, 1998
-----------------------------------------------------
                Richard R. Pivirotto

                    JUAN M. STETA                                    Director                 March 19, 1998
-----------------------------------------------------
                    Juan M. Steta

               ALEXANDER B. TROWBRIDGE                               Director                 March 19, 1998
-----------------------------------------------------
               Alexander B. Trowbridge

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